                                 SCHEDULE 14A
                                (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         VOICE CONTROL SYSTEMS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Kim S. Terry
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------


- ---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                          VOICE CONTROL SYSTEMS, INC.
                               14140 MIDWAY ROAD
                              DALLAS, TEXAS  75244

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 6, 1996

To the Stockholders of VOICE CONTROL SYSTEMS, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Voice Control Systems, Inc. (the "Company"), a Delaware corporation, will be held at the Dallas Parkway Hilton, 4801 LBJ Freeway, Dallas, Texas 75244 on May 6, 1996 at 10:00 a.m. Dallas Time, for the following purposes:

    (1) To elect five directors to serve until the next annual meeting of stockholders, or until their respective successors shall be duly elected and qualified; and

    (2) To consider and vote upon a proposal to increase the number of shares of common stock reserved for issuance upon the exercise of options granted under VCS's 1992 Stock Option Plan from 600,000 shares to 900,000 shares; and

    (3) To ratify the appointment of BDO Seidman as the independent auditor of the Company for the fiscal year ended December 31, 1996; and

    (4) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Holders of Common Stock at the close of business on March 15, 1996 are entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 14140 Midway Road, Dallas, Texas 75244 for a period of 10 days prior to the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

This Notice, the accompanying Proxy Statement, and the Proxy enclosed herewith are sent to you by order of the Board of Directors of the Company.



                                                      Kim S. Terry
                                                      Secretary

Dallas, Texas
March 29, 1996

       The Company's 1995 Annual Report accompanies the Proxy Statement.

                          VOICE CONTROL SYSTEMS, INC.
                               14140 MIDWAY ROAD
                              DALLAS, TEXAS  75244

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 6, 1996

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Voice Control Systems, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Monday, May 6, 1996 at the Dallas Parkway Hilton, 4801 LBJ Freeway, Dallas, Texas 75244 at 10:00 a.m. Dallas time, and at any and all adjournments thereof. Holders of record of Common Stock, $0.01 par value (the "Common Stock") as of the close of business on March 15, 1996 are entitled to notice of and to vote at the meeting and at any and all adjournments thereof. As of that date, there were 7,000,123 shares of Common Stock of the Company outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the meeting. The aggregate number of votes entitled to be cast at the meeting is 7,000,123. No cumulative voting is permitted. This Proxy Statement, together with the related proxy card, is being mailed to stockholders of the Company on or about March 29, 1996.

If the enclosed proxy is properly executed, duly returned, and not revoked, the shares represented thereby will be voted in accordance with the instructions contained therein. Unless the stockholder otherwise specifies therein, the shares represented by the proxies will be voted:

      (i) FOR the election as directors of the Company of the five nominees named under the caption "ELECTION OF DIRECTORS" herein; and

     (ii) FOR the proposal to increase the number of shares of common stock reserved for issuance upon the exercise of options granted under VCS's 1992 Stock Option Plan from 600,000 shares to 900,000 shares; and

    (iii) FOR the ratification of the appointment of BDO Seidman as the independent auditor of the Company for the fiscal year ended December 31, 1996; and

     (iv) At the discretion of the proxy holder, on any other matter that may properly come before the meeting or any adjournments thereof.

Each proxy granted may be revoked by the stockholder appointing such proxy at any time before it is voted by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. The mere presence at the meeting of a person appointing a proxy does not, however, revoke the appointment.

The presence, in person or by proxy, of holders of Common Stock having a majority of the votes entitled to be cast at the Annual Meeting of Stockholders is necessary to constitute a quorum at the Annual Meeting of Stockholders. The directors of the Company will be elected by plurality vote; all other actions may be taken upon the affirmative vote of stockholders possessing a majority of the voting power represented at the Annual Meeting, provided in each case a quorum is present at the meeting in person or by proxy.

The Annual Report to Stockholders of the Company for the year ended December 31, 1995, including financial statements (the "Annual Report"), is being mailed concurrently with this Proxy Statement to all stockholders of record as of March 15, 1996. In addition to the use of the mail, proxies may be solicited by personal interview, telephone and telegraph by directors, officers and other employees of the Company who will not receive additional compensation for such services. The services of Corporate Investor Communications, Inc. also have been engaged to assist in the proxy solicitation at a fee estimated to be $2,500. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of March 15, 1996. The Annual Report does not constitute any part of the proxy solicitation materials.

                             ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting of Stockholders (which number constitutes the entire Board of Directors of the Company). The term of office for which each person who is a nominee will expire at the next Annual Meeting of Stockholders or when his successor shall have been elected and qualified. Unless otherwise instructed in the enclosed form of proxy, the proxy holders intend to vote shares of stock represented thereby FOR the election of the five nominees named below. Each of the nominees is a current director of the Company. Each of the nominees has consented to being nominated for a directorship and, to the best knowledge of the Board of Directors, each nominee, if elected, intends to serve the entire term for which election is sought. If any nominee becomes unavailable or unable to serve, the proxy holders will cast the votes for a substitute nominee designated by the Board of Directors. At this time, the Board of Directors of the Company has no reason to believe that any nominee will be unwilling or unable to serve if elected.

The nominees for election to the Board of Directors of the Company, followed by certain information regarding them, including their principal occupation and business experience for at least the past five years, are as follows:

Nominees                           Age      Served as Director Since  Positions with the Company
- -------------------------------------------------------------------------------------------------------
Peter J. Foster                    44                 1994            President, CEO and Director
Melvyn J. Goodman                  53                 1994            Director
John Lucas-Tooth                   63                 1990            Director
Neal J. Robinson                   51                 1994            Director
John B. Torkelsen                  50                 1986            Chairman and Director

Peter J. Foster has served as President and CEO of the Company since August 11, 1994, the effective date of the merger between VCS Industries, Inc. ("Industries") and Scott Instruments Corporation (the "Merger"). Mr. Foster joined Industries in 1985, and served as President from 1986 through the date of the Merger, CEO from 1989 through the date of the Merger and Chairman from 1990 through the date of the Merger. Mr. Foster received his B.E. in Electrical Engineering from Stevens Institute of Technology.

Mr. Goodman, who has been a director of the Company since the Merger and was a director of Industries from 1986 until the Merger, is president of Melgood Investments, Inc. Mr. Goodman was president of Islander Sportswear, Inc. from March 1989 until January 2, 1996; Islander Sportswear filed for a voluntary petition under Chapter 11 of the United States Bankruptcy Code on January 2, 1996. Formerly, Mr. Goodman was chairman of ALC Communications Corporation, the parent company of Allnet Communications Services, a national long distance telephone company. He is licensed to practice law in the State of Illinois but is not actively practicing. Mr. Goodman received his J.D. from DePaul University (Chicago).

Sir John Lucas-Tooth has been a director of the Company since 1990. Since September 1993, he has served as a director of Rupert Loewenstein Limited, a private investment company. For over five years he has been chairman and chief executive officer of Sixera Asia Ventures Ltd. and a supervisor of Japan Ventures Fund and Japan Asia Ventures Fund. These three entities concentrate in Southeast Asia investments. Since July 1993, he has been chairman of two mutual insurance companies, MAPIC Limited and SEPIA Limited, which specialize in indemnity insurance. Sir John Lucas-Tooth graduated from Oxford University with a degree in Physics and a post-graduate degree in Spectroscopy.

Mr. Robinson, who has been a director of the Company since the Merger and was a director of Industries from 1986 until the Merger, has been president of Neal Robinson Investments, Inc., a private investment company, since 1984. Mr. Robinson was Chief Executive Officer of Industries from 1986 through 1989, and was Chairman of Industries from 1986 through 1990. Mr. Robinson is a partner in the Williamsburg, Virginia law firm of Spirn, Tarley, Robinson and Tarley. Mr. Robinson received a B.B.A. in Accounting from Spencerian College, an M.B.A. from the University of Dallas and a J.D. from the Marshall-Wythe School of Law of the College of William & Mary in 1992. Mr. Robinson is an attorney-at-law (Virginia) and a Certified Public Accountant (Texas).

Mr. Torkelsen, who has been a director of the Company since 1986, is the founder, and has been the president, of Princeton Venture Research, Inc. ("PVR"), an investment banking and consulting firm in Princeton, New Jersey, since November 1984. Since 1985, Mr. Torkelsen has been a director of Mikros Systems Corporation of Princeton, New Jersey, a company which develops and manufactures specialty military microprocessors. Mr. Torkelsen has been president of PVR Securities, Inc., a private investment banking firm located in Princeton, New Jersey, since 1987. Mr. Torkelsen received a B.S. degree in Chemical Engineering from Princeton University and an M.B.A. from Harvard University.

The Company is not aware of any "family relationships" (as defined in Item 401
(d) of Regulation S-K promulgated by the Securities and Exchange Commission) between any of the nominees and/or any of the executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

MEETINGS OF DIRECTORS AND COMMITTEES

The Company's Board of Directors held seven meetings during the fiscal year ended December 31, 1995.

The Company's Board of Directors normally meet on a quarterly basis. Non-employee Directors are paid a flat fee of $1,750 or $2,750 (for international travelers) in lieu of actual expense reimbursement for meetings attended in person. The Board of Directors has adopted a revised compensation policy for non-employee Directors which will commence with the Board meeting following the annual meeting of shareholders. Each Board member will receive cash compensation of $5,000 per year and the right to purchase 10,000 warrants at a price of $.01 per warrant. Each Board member will receive the right to purchase an additional 5,000 warrants in each subsequent year of service. Each warrant will entitle the Board member to purchase one share of Common Stock at the then-current market price. In addition, Board members will receive $1,000 and a $1,750 expense allowance for each Board meeting attended in person. In lieu of the $1,750 expense allowance, Board members who reside in Europe will receive a roundtrip business class airline ticket and a $1,000 expense allowance. Board members will receive $500 per telephonic Board meeting attended and $500 per committee meeting attended. The Board currently has three standing committees, the Compensation Committee, whose function is to establish salaries and incentives for executive officers of the Company, the Stock Option Committee, whose function is to establish option grants for officers and key employees, and the Audit Committee, whose function is to meet with the independent auditor of the Company. The Board of Directors has no nominating committee at this time. The Audit Committee did not meet during 1995, however, the Audit Committee did meet with the independent auditor of the Company in December 1994. The Compensation Committee and the Stock Option Committee each held two meetings during the fiscal year ended December 31, 1995 and all members were present. The Audit Committee and Compensation Committee consist of two members, John B. Torkelsen and Neal J. Robinson. The Stock Option Committee consists of Melvyn J. Goodman and Sir John Lucas-Tooth. All directors attended at least 75% of all meetings of the Board of Directors held during 1995.

COMPENSATION OF DIRECTORS

During the 1995, Melvyn Goodman and John Torkelsen were each paid $7,000, Neal Robinson was paid $5,250 and Sir John Lucas-Tooth was paid $11,000 for Board and/or committee meetings attended in person. These amounts are intended to cover travel expenses.


                               EXECUTIVE OFFICERS

The following table identifies the executive officers of the Company during 1995:

NAME                                          AGE           CAPACITIES IN WHICH SERVED
- ----------------------------------------------------------------------------------------------------------------
Peter J. Foster (1)                            44           President, CEO and Director
Thomas B. Schalk (2)                           44           Chief Technical Officer
Edmund Tagg (3)                                54           Vice President of Engineering
Lawrence F. Carter (4)                         56           Vice President of Sales
Kim S. Terry (5)                               38           Vice President/Controller and Corporate Secretary
Everett Bruce (6)                              53           Vice President of Software Development
Marietta Benignus (7)                          38           Vice President Administration

(1) Peter Foster joined Industries in 1985 and became President and CEO of the Company effective August 11, 1994.

(2) Dr. Schalk joined Industries in 1983 and became Chief Technical Officer of the Company effective August 11, 1994. Prior to joining Industries, Dr. Schalk was employed by Texas Instruments Incorporated where he conducted speech research. Dr. Schalk received a Bachelor of Science with high honors in Electrical Engineering from the George Washington University and Ph.D. in Biomedical Engineering from the Johns Hopkins University.

(3) Mr. Tagg joined Industries in 1992 and became Vice President of Engineering of the Company effective August 11, 1994. Mr. Tagg resigned effective May 19, 1995. Prior to joining Industries, Mr. Tagg held several positions with International Telecharge, Inc. Mr. Tagg served as President and Chief Operating Officer of International Telecharge, Inc. from 1987 to 1989, Chairman and CEO from 1989 to 1990 and as a consultant during 1991. Mr. Tagg is a graduate of Dartmouth Royal Naval College.

(4) Mr. Carter joined Industries in 1994 and became Vice President of Sales and Marketing of the Company effective August 11, 1994. Prior to joining Industries Mr. Carter served as President of Neodata Services, Inc. from 1989 to 1993. Mr. Carter received a Bachelor of Commerce from Concordia University.

(5)     Ms. Terry joined Industries in 1983 and became Vice
        President/Controller and Corporate Secretary of the Company effective August 11, 1994. Prior to joining Industries Ms. Terry worked in public accounting in Texas and California. Ms. Terry received a Bachelor of Business Administration degree from the University of Texas at Austin.

(6) Mr. Bruce joined the Company as Vice President of Software Development in June 1995. From 1994 until he joined the Company, Mr. Bruce served as vice president of development for Data Parallel Systems, a developer of high-performance database management systems. From 1991 to 1994, he served as director of software for Truevision, a developer of multimedia and digital video products. Mr. Bruce received a Bachelor of Arts degree in Chemistry from Wesleyan University and a Master of Science degree in Chemistry from the University of Wisconsin.

(7) Ms. Benignus joined the Company in October 1995 as Vice President of Administration. From August 1993 until she joined the Company, Ms. Benignus was employed by ColorTyme, Inc. where she first served as corporate field training manager and later as controller. Prior to her association with ColorTyme, Ms. Benignus served as vice president of human resources for Lehndorff USA Group, a national real estate investment firm, since 1988. Ms. Benignus earned a Bachelor of Business in Finance from Texas Tech University and a Master of Education in Counselor Education from the University of North Texas.

Executive officers are elected by the Board at its annual meeting and serve at the discretion of the Board. Except as provided above, executive officers hold office until the next annual meeting or until their successors are elected.

                             EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation for the Company's Chief Executive Officer and other executive officers earning in excess of $100,000 ("Named Executives") during 1995:

                           SUMMARY COMPENSATION TABLE

                                                                                     Long Term
                                     Annual Compensation                            Compensation
                           ----------------------------------------------------     ------------
                                                                                        Awards
                                                                   Other Annual         ------             All
Name/Principal Position                   Salary       Bonus       Compensation        Options            Other
                           Year             ($)         ($)            ($)          (# of Shares)      Compensation
- -------------------------------------------------------------------------------------------------------------------

                           1993 (1)        146,942      16,667          --                 104,484          --
Peter J. Foster            1994 (2)        149,174      44,042          --                  39,181          --
President and CEO          1995            158,223      27,500          --                  50,000          --

Lawrence F. Carter         1993               --          --            --                    --            --
Vice President-Sales       1994 (3)         24,057        --            --                  65,302          --
   and Marketing           1995            100,602      60,000          --                    --            --

                           1993 (4)         96,343      15,000          --                  22,856          --
Thomas B. Schalk           1994 (5)        100,805      14,375          --                  39,181          --
Chief Technical Officer    1995            128,094      15,750          --                    --            --

(1) Mr. Foster was employed by Industries prior to the Merger. The figures listed for 1993 were paid by Industries.

(2) Mr. Foster served as President and CEO of the Company from August 11, 1994, the date of the Merger, through the end of the year. 1994 figures include amounts paid by Industries prior to the Merger and paid by the Company after the Merger.

(3) Mr. Carter joined Industries in July 1994. The amounts listed for 1994 include amounts paid by Industries prior to the Merger and paid by the Company after the Merger.

(4) Dr. Schalk was employed by Industries prior to the Merger. The figures listed for 1993 were paid by Industries.

(5) Dr. Schalk served as Chief Technical Officer of the Company from August 11, 1994, the date of the Merger, through the end of the year. 1994 figures include amounts paid by Industries prior to the Merger and paid by the Company after the Merger.

The following table sets forth certain information concerning options and warrants granted during 1995 to Named Executives:

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                INDIVIDUAL GRANTS
- -------------------------------------------------------------------------------------------------------------
                                                   % of Total Options
                              Options Granted     Granted to Employees   Exercise or Base
 Name                          (# of Shares)         in Fiscal Year       Price ($/Share)     Expiration Date
- -------------------------------------------------------------------------------------------------------------
 Peter J. Foster
 President and CEO                50,000 (1)               29%                $5.375                10/1/2005

 Lawrence F. Carter
 Vice President--Sales                ---                  ---                  ---                       ---
    and Marketing

 Thomas B. Schalk                     ---                  ---                  ---                       ---
 Chief Technical Officer

(1)      Options vest at a rate of 25% per annum beginning 10/1/96.

The following table summarizes options exercised during 1995 and presents the value of unexercised options held by Named Executives at fiscal year end:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES

- ---------------------------------------------------------------------------------------------------------
                                                                                   Value of Unexercised
                                                          Number of Unexercised    In-the-Money Options at
                                                       Options at Fiscal Year End      Fiscal Year-End
                                 Shares       Value           (# of shares)                 ($)
                               Acquired on    Realized        Exercisable (E)/         Exercisable (E)/
         Name                  Exercise (#)     ($)          Unexercisable (U)         Unexercisable (U)
- ---------------------------------------------------------------------------------------------------------

 Peter J. Foster                   --         --                361,056 (E)          $2,036,541 (E)
                                                                 90,814 (U)            $250,271 (U)

 Lawrence F. Carter                --         --                 16,325 (E)             $59,178 (E)
                                                                 48,977 (U)            $177,542 (U)

 Thomas B. Schalk                  --         --                100,924 (E)            $548,750 (E)
                                                                 40,814 (U)            $169,021 (U)



EMPLOYMENT AGREEMENTS

The Company has entered into an employment agreement with Peter J. Foster providing that Mr. Foster will serve as President and Chief Executive Officer until June 18, 1997, which agreement shall be extended for one additional one-year period unless either the Company or Mr. Foster notifies the other party of an intention to terminate the agreement 30 days prior to the end of the present term. Mr. Foster receives an annual salary of $175,500, plus an annual bonus of $27,500 and an unaccountable discretionary expense allowance of $27,600 annually. The agreement contains confidentiality and invention assignment provisions. The agreement also contains non-solicitation and non-competition provisions that extend for twenty-four months following the termination of Mr. Foster's employment; there can be no assurance regarding the enforceability of such provisions under Texas law. In the event that (i) Mr. Foster's employment is terminated without cause or he resigns as a result of a breach of the agreement by the Company, or (ii) Mr. Foster resigns under certain circumstances following a Change in Control (as defined) of the Company, Mr. Foster will be entitled to a lump-sum cash payment equal to 100% or 150%, respectively, of his annual aggregate compensation and any unused vacation time, and the period in which he can exercise stock options will be extended for one year. The Company agreed to indemnify Mr. Foster for losses sustained and expenses incurred as a result of the discharge of his duties, to the full extent permitted by law.

The Company has entered into an employment agreement with Dr. Thomas B. Schalk providing that Dr. Schalk will serve as Chief Technical Officer until June 18, 1997, which agreement shall be extended for one additional one-year period unless either the Company or Dr. Schalk notifies the other party of an intention to terminate the agreement 30 days prior to the end of the present term. Dr. Schalk receives an annual salary of $145,000, plus a performance bonus of up to $5,000 per calendar quarter based upon Dr. Schalk's exceptional achievements during the quarter as determined by the Compensation Committee of the Board of Directors. The agreement contains confidentiality and invention assignment provisions. The agreement also contains solicitation and non-competition provisions that extend for twenty-four months following the termination of Dr. Schalk's employment; there can be no assurance regarding the enforceability of such provisions under Texas law. In the event that (i) Dr. Schalk's employment is terminated without cause or he resigns as a result of a breach of the agreement by the Company, or (ii) Dr. Schalk resigns under certain circumstances following a Change in Control (as defined) of the Company, Dr. Schalk will be entitled to a lump-sum cash payment equal to 150% of his annual aggregate compensation and any unused vacation time, and the period in which he can exercise stock options will be extended for one year. The Company agreed to indemnify Dr. Schalk for losses sustained and expenses incurred as a result of the discharge of his duties, to the full extent permitted by law.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 15, 1996, with respect to (i) each person known by the Company to be the beneficial owner of more than 5% of outstanding Common Stock; (ii) shares of Common Stock beneficially owned by Named Executives and the Nominees, and (iii) each current director and by all current directors and officers of the Company as a group (9 persons at such date):

                                                                  Common Stock Ownership
                                                            ------------------------------------------
Name of Beneficial Owner                                    Number of Shares          Percent of Class

(i) Certain Beneficial Owners

Dialogic Corporation
1515 Route 10
Parsippany, NJ  07054                                       1,307,372(1)                  15.75%

(ii) Nominees, Current Directors and
Named Executive Officers:

John B. Torkelsen*                                            290,631(2)                   4.13%
John Lucas Tooth*                                              50,625(3)                    .72%
Peter J. Foster*                                              432,432(4)                   5.96%
Neal J. Robinson*                                             386,997(5)                   5.39%
Melvyn J. Goodman*                                            244,920(6)                   3.47%
Lawrence F. Carter                                             16,325(7)                    .23%
Thomas B. Schalk                                               89,446(8)                   1.96%


(iii) All Current Directors and
Officers as a group (9 persons)                             1,545,187(9)                  20.06%

* Nominees for Director

(1) Includes 1,302,364 shares of Common Stock issuable upon the conversion of debt and accrued interest through 3/15/96.

(2) Of these shares, 8,928 are held of record by Sigler & Company. Includes warrants for 38,125 shares issued to Mr. Torkelsen or PVR, of which Mr. Torkelsen is the president and sole shareholder.

(3)      Includes warrants for 50,625 shares of Common Stock.

(4) Includes 23,307 shares held by Mr. Foster's wife, as to which beneficial ownership is disclaimed and 19,590 shares held in trust for Mr. Foster's minor children. Includes 253,056 shares issuable upon exercise of vested options.

(5) Includes 147,753 shares which may be issued upon exercise of options and 30,000 shares issuable upon exercise of warrants.

(6) Includes 26,120 shares which may be issued upon exercise of options and 30,000 shares issuable upon exercise of warrants.

(7)      Includes 16,325 shares issuable upon exercise of vested options.

(8)      Includes 78,536 shares issuable upon exercise of vested options.

(9) Includes 555,628 shares issuable upon exercise of vested options and 148,750 issuable upon exercise of warrants.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ISSUANCE OF OPTIONS AND WARRANTS

On February 1, 1994, ten year warrants to purchase Common Stock at a price of $5.00 per share (the closing sale price of Common Stock on such date) were granted to the following individuals: Ralph Hulbert (a former director), 12,500; Sir John Lucas-Tooth, 12,500; Marvin Preston IV (a former officer and director), 3,750; E. Ray Cotten (a former officer and director), 46,250; Brian
L. Scott (a former officer and director), 43,750; Melanie Watson (a former officer), 12,500; and Henry M. Carr (a former officer), 3,750. The warrants provide the holder of the shares issued thereunder with certain "piggyback" registration rights. In connection with the issuance of these warrants, options (at exercise prices ranging from $7.76 to $8.00 per share) to purchase Common Stock for E. Ray Cotten (32,500), Brian L. Scott (39,285) and Melanie Watson (6,496) were canceled.

On May 31, 1994, simultaneously with Marvin Preston IV's resignation as Chief Executive Officer and in recognition of his service to the Company, the Board agreed to adjust the exercise price of warrants held by him to purchase 35,714 shares of Common Stock from a weighted average price of $11.32 per share to $4.00 per share. Expiration dates of these warrants range from June 1995 to July 1998 and were not changed. The warrants provide that the holder of the shares issued thereunder has "piggyback" registration rights.

On October 7, 1994, the Company granted options to purchase Common Stock of the Company at a price of $3.375 per share to the following officers: Larry Carter, 65,302 options, Peter Foster and Thomas B. Schalk, 39,181 options each, and Kim Terry, 20,897 options. All options vest at a rate of 25% per annum beginning October 7, 1995. In addition, the Company granted Melvyn J. Goodman, Sir John Lucas-Tooth, Neal J. Robinson and John B. Torkelsen each the right to purchase for one cent ($.01) warrants to purchase up to 30,000 shares of the Company's Common Stock at a price of $3.375 per share. Mr. Torkelsen purchased his warrants from the Company on February 27, 1995. Melvyn Goodman purchased his warrants from the Company on April 10, 1995, Neal Robinson purchased his warrants from the Company on November 30, 1995, and John Lucas-Tooth purchased his warrants from the Company on February 5, 1996.

On July 10, 1995, the Company granted Everett Bruce options to purchase 40,000 shares of Common Stock at a price of $3.00 per share. This option vests ratably over four years of continuous employment.

On October 4, 1995, the Company granted Peter Foster options to purchase 50,000 shares of Common Stock and Marietta Benignus options to purchase 12,000 shares of Common Stock at a price of $5.375 per share. These options vest ratably over four years of continuous employment.

In February 1996, Thomas B. Schalk exercised 22,361 options of the Company for $25,682 and Kim S. Terry exercised 8,452 options of the Company for $10,613.

OTHER TRANSACTIONS

In 1992, Brian Scott exercised options to purchase 35,715 shares of Common Stock at an exercise price of $7.00 per share, for cash and a note in the amount of $193,302. Interest on the note was at the rate of 6% per annum. The note was collateralized by shares of the Company's Common Stock purchased and originally matured June 10, 1993. On February 1, 1994, the maturity date of the note was retroactively extended until June 10, 1994. The outstanding balance at March 31, 1994 was $170,100. In April 1994, the Company agreed to cancel the note in exchange for the collateral on the note of 24,300 shares of Common Stock. The Company also agreed to forgive the unpaid interest on the note in the amount of $12,308.

In 1993, John Torkelsen and John Lucas-Tooth exercised warrants to purchase a total of 11,385 shares of Common Stock at an exercise price of $7.00 per share. At March 31, 1994, non interest bearing receivables of $79,695 were recorded related to the exercise of these warrants. On June 1, 1994, these non interest bearing receivables were converted into promissory notes with interest rates of 6% per annum and with principal and interest due on June 30, 1996.

In January 1994, the Company agreed to pay PVR the sum of $376,500 and $111,000 for investment banking service fees and expenses, respectively, incurred and accrued prior to December 31, 1993. These amounts were paid to PVR by the Company on June 2, 1994.

In March 1994, the Company sold, in a private placement, 225,000 shares of its Common Stock for $5.00 per share, which resulted in cash proceeds to the Company of $1,125,000 (of which $375,000 was paid as of March 31, 1994, $712,500 was paid on June 2, 1994 and the balance of $37,500 is was paid in June 1994). John Torkelsen purchased 142,500 shares for $712,500, Marvin Preston purchased 12,000 shares for $60,000 and John Lucas-Tooth purchased 7,500 shares for $37,500. The Company agreed to file a registration statement under the Securities Act covering the resale of shares of Common Stock issued in the private placement.

In June 1994, the Company sold, in a private placement, 30,461 shares of its Common Stock for $4.00 per share which resulted in cash proceeds to the Company of $121,845. Ralph Hulbert purchased 2,500 shares in the private placement. The Company agreed to file a registration statement under the Securities Act covering the resale of shares of Common Stock issued in the private placement.

On June 2, 1994, the Company paid PVR $230,000 in legal and other expenses incurred in the fourth quarter of 1993 and the first quarter of 1994 previously paid by PVR on behalf of the Company. On January 19, 1995, the Company paid PVR $50,966 for legal fees incurred in the second and third quarter of 1994 previously paid by PVR on behalf of the Company. Mr. Torkelsen, the Company's Chairman, is the president of PVR.

On July 12, 1994, the Company entered into a Separation Agreement with E. Ray Cotten whereby Mr. Cotten's full-time service to the Company terminated on August 15, 1994. During the twelve months beginning August 16, 1994, Mr. Cotten received compensation in the amount of $134,800. He was available to provide consulting services to the Company for up to twenty hours per month and agreed not to engage in any business that is in direct competition with the business of the Company during that period. Mr. Cotten also received medical, life and disability insurance benefits for a one year period, and medical insurance benefits will be provided for an additional two year period.

On September 20, 1994, Dialogic converted accrued but unpaid interest due on its convertible Note in the amount of $99,286 into 108,060 shares of the Company's Common Stock. On September 20, 1995, Dialogic converted accrued but unpaid interest due on its convertible Note in the amount of $123,787 into 134,727 shares of the Company's Common Stock. On March 5, 1996 Dialogic converted accrued but unpaid interest due on its convertible Note in the amount $34,817.17 into 37,890 shares of the Company's Common Stock.

On October 7, 1994, the Company renewed and extended the convertible note originally issued by Industries to Peter J. Foster on the same terms and conditions, except that the maturity date was changed to August 1, 1995. On August 1, 1995, Peter J. Foster converted his convertible note into 50,633 shares of Common Stock.

In July 1995 and November 1995, the Company extended the terms of Dr. Schalk's and Mr. Foster's employment agreements, respectively, through June 18, 1997.

In October 1995, Neal Robinson Investments, Inc., of which Neal J. Robinson is president and sole shareholder, exercised 63,307 options of the Company for $170,929 and Melgood Investments, Inc., of which Melvyn J. Goodman is president and sole shareholder, exercised 63,306 options of the Company for $170,926.

John Torkelsen exercised 1,116 warrants of the Company for $7,812, and John Lucas-Tooth exercised 446 warrants of the Company for $3,122, on December 6, 1995, the date such warrants would have expired.

During 1994, Dialogic purchased products and services from Industries and the Company at a cost of $2,796,974. During 1995, Dialogic purchased products and services from the Company at a cost of $6,412,280.

In February 1996, Dialogic and Peter Foster sold 914,231 and 108,000, options of the Company, respectively, to First Albany Corporation. First Albany exercised all of the options and sold the shares acquired in the Company's public offering of Common Stock. The Company received $684,004 from the exercise of the options.

    DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE
                     WITH SECTION 16(A) OF THE EXCHANGE ACT

The information relating to the Company's directors and nominees for election as directors of the Company is incorporated herein by reference from the Company's definitive Proxy Statement (herein so called) for its 1995 Annual Meeting of Stockholders, specifically the discussion under the heading "Election of Directors". Certain information is included under "Executive Officers" in Item 1 of such Proxy Statement.

Section 16(a) of the 1934 Act requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and the AMEX/ECM. Officers, directors and greater than ten percent shareholders are also required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Form 5s for specified fiscal years, the Company believes that all its officers, directors, and greater than ten percent shareholders complied with all filing requirements applicable to them with respect to transactions during 1995 with the following exceptions: Form 3 for options issued in July 1995 to Everett Bruce was filed late. Form 3 for options issued to Marietta Benignus in October 1995 was filed late. Form 4 for options issued to Peter Foster in October 1995 was filed late. In August 1995 Dialogic sold shares that should have been reported on a Form 4, but were not. Dialogic reported these sales on Form 5. Form 5s for Neal Robinson, John-Lucas Tooth and Melvyn Goodman were filed late.

       PROPOSAL 2: INCREASE AUTHORIZED SHARES FOR 1992 STOCK OPTION PLAN

THE 1992 STOCK OPTION PLAN

The Board of Directors has approved an amendment to the 1992 Plan to increase the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the 1992 Plan from 600,000 to 900,000. At December 31, 1995, options to purchase 419,146 shares were outstanding under the 1992 Plan, leaving 180,854 shares available for grant.

The Board believes that providing selected persons with an opportunity to invest in the Company will give them additional incentive to increase their efforts on behalf of the Company and will enable the Company to attract and retain the best available employees, officers, directors, consultants and independent contractors. An increase in the number of shares available under the 1992 Plan is necessary to provide sufficient shares to achieve this goal.

Shareholder approval of the amendment to the 1992 Plan is being sought (i) to satisfy Section 422 of the Code, which requires shareholder approval of amendments of the 1992 Plan in order that options granted under the 1992 Plan may qualify as "incentive stock options" ("ISOs") and thus be entitled to receive special tax treatment under the Code, and (ii) to satisfy Rule 16b-3 under the 1934 Act which requires that the amendment to the 1992 Plan be approved by the shareholders in order that certain transactions pursuant to the 1992 Plan be exempted from those provisions of Section 16(b) of the 1934 Act which relate to "short-swing" profits.

On March 19, 1992 the Board adopted the 1992 Plan, with the approval of the shareholders.

The purpose of the 1992 Plan is to promote the growth and profitability of the Company by enabling it to furnish maximum incentive to those selected persons deemed capable of improving operations and increasing profits and encouraging such persons to commence or continue working for or with the Company, as the case may be, and to become owners of shares of VCS Common Stock. The 1992 Plan will terminate on March 1, 2002 but may be terminated at any time before then by the Board. Any options outstanding at the time of termination of the 1992 Plan will remain in effect until they are exercised or expire.

The 1992 Plan is designed so that options granted under the 1992 Plan may be designated ISOs, which receive special tax treatment under the Code, or non-qualified stock options ("NQSOs"). However, ISOs may be granted only to employees of the Company.

The 1992 Plan is administered by the Board or, to the extent authorized by a resolution of the Board, the Stock Option Committee of two or more directors (the "Committee") selected by the Board. The powers of the Board or Committee, as the case may be, include the determination of which persons shall be granted options under the 1992 Plan, the number of shares to be granted to the optionee, whether each option granted is to be an ISO or a NQSO, the price and term of the options, and all other terms and conditions of an option pursuant to the 1992 Plan. In addition, the Board has the right to construe and interpret ambiguities in the 1992 Plan. While it is within the discretion of the Board or Committee, as the case may be, to determine the exercise price and term of the options, no term of an option shall extend for more than ten years from the date of the grant and no option may be granted at an exercise price less than the fair market value of the stock at the time of the grant. Furthermore, as to any employee owning more than 10% of the voting power of all classes of stock of VCS, the exercise price must be at least 110% of the fair market value of the stock at the time of grant and the option term may not be more than five (5) years.

The 1992 Plan currently provides that options to purchase a maximum of 600,000 shares of Common Stock (subject to adjustments to reflect changes in the capitalization of VCS) may be granted to employees, officers, directors, consultants or independent contractors of the Company as selected by the Board or Committee, as the case may be. Under the proposed amendment, the 1992 Plan would provide that options to purchase a maximum of 900,000 shares of Common Stock might be granted. The shares of Common Stock issuable upon the exercise of any option shall be either shares authorized but unissued by the Company or shares issued and reacquired by the Company. The granting of an option under the 1992 Plan does not affect VCS's or the shareholders' existing rights to remove such optionee from the Board or terminate the optionee's work for or with the Company.

Payment for shares purchased pursuant to the exercise of an option must be paid in full in cash or in whatever manner the Board authorizes. Within a reasonable time after receipt of such payment, the Company will issue and deliver certificates representing the purchased shares, provided federal income tax withholding requirements are met.

No employee may be granted presently exercisable options for shares having an aggregate fair market value greater than $100,000 in any calendar year.

Options granted under the 1992 Plan, unless otherwise determined by the Committee and set forth in the stock option agreement between the Company and the optionee, shall be exercisable as to 25% thereof on and after the first anniversary of the date of grant, as to an additional 25% thereof on and after the second anniversary of the date of grant, as to an additional 25% thereof on and after the third anniversary of the date of grant, and as to the remaining unexercised balance on and after the fourth anniversary of the date of grant and prior to expiration of the option, unless earlier terminated in accordance with the provisions of the 1992 Plan or the stock option agreement under which such option is granted. However, the Board may, by the provisions of the stock option agreement between the Company and the optionee, define or limit the number of shares purchasable under the option to or in any period or periods of time following the date of grant.

An option may be exercised only while the optionee is an employee, officer, director, consultant or independent contractor of VCS, except that (i) if an optionee's work for or with the Company is terminated by reason of the death or disability of such optionee, the option may be exercised by the optionee or his heirs or legal representatives, as the case may be, within twelve (12) months of such termination or within the remaining term of the option, whichever is less, but only as to shares which were immediately purchasable by him on the date of such termination, or (ii) if an optionee's work for or with VCS is terminated for any reason other than his death or disability or as provided for in Section 23 of the 1992 Plan, the option may be exercised by the optionee within three (3) months of the date of such termination or within the remaining term of the option, whichever is less, but only as to shares which were immediately purchasable by him on the date of such termination. Options and/or shares acquired pursuant to an option granted under the 1992 Plan may be forfeitable, with or without consideration, if, in the opinion of the Board, an optionee has taken action adverse to VCS's interests, including but not limited to those actions set forth in Section 23 of the 1992 Plan.

Options are not assignable or transferable except by will or the laws of descent and distribution, and are exercisable only by the optionee or by his heirs or legal representatives.

The 1992 Plan may be amended, suspended or terminated at any time by the Board, without shareholder approval, in such respects as the Board may deem advisable in order that the options granted pursuant thereto may conform to any changes in the law or in any other respect which the Board may deem to be in the best interests of the Company; provided, however, that no amendment may be made without shareholder approval when such approval is required by Rule 16b-3 promulgated under the 1934 Act, the requirements of NASDAQ, or any other applicable law, rule or regulation. An amendment, suspension or termination will not affect any previously granted option without the consent of the optionee so affected.

Shares underlying presently exercisable, but unexercised, options will constitute outstanding shares of Common Stock for purposes of calculating VCS's net income per share. The market value of the 900,000 shares of Common Stock to be subject to the 1992 Plan was approximately $11,587,500 as of March 15, 1996.

The preceding discussion is merely a summary of the 1992 Plan and is qualified in its entirety by the text of the 1992 Plan as set forth in Exhibit A attached hereto.

FEDERAL INCOME TAX ASPECTS

(a)      ISOs

Some options to be issued under the 1992 Plan will be designated as ISOs and are intended to qualify under Section 422 of the Code. Under the provisions of that Section, the optionee will not be deemed to have received any income at the time an ISO is granted or exercised. However, the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price will be treated as a tax preference item and may subject the optionee to the alternative minimum tax in the year of exercise.

If the optionee disposes of the shares later than two years after the date of grant and one year after the exercise of the ISO, the gain or loss, if any (i.e., the difference between the amount of income realized for the shares and the exercise price), will be long-term capital gain or loss.

If the optionee disposes of the shares acquired on exercise of an ISO within two years after the date of grant or within one year after the exercise of the ISO, the disposition will constitute a "disqualifying disposition," and the optionee will have income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price will be compensation income, and the balance, if any, will be either short-term capital gain, if the shares are disposed of within one year after the ISO is exercised, or long-term capital gain, if the shares are disposed of more than one year after the ISO is exercised.

If the optionee disposes of the shares in a disqualifying disposition at a price that is below the fair market value of the shares at the time the ISO was exercised and such disposition is a sale or exchange to an unrelated party, the amount includible as compensation income to the optionee will be limited to the excess of the amount of income realized on the sale or exchange over the exercise price.

If an ISO is exercised through the payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received exceeds the number of shares surrendered, such excess shares will possibly be considered as ISO stock with a zero basis.

VCS is not entitled to a deduction as a result of the grant or exercise of an ISO. If the optionee has compensation income as a result of a disqualifying disposition, the Company will have a corresponding deductible compensation expense in an equivalent amount in the taxable year of VCS in which the disqualifying disposition occurs.

(b)  NQSOs

Some options to be issued under the 1992 Plan will be designated as NQSOs which receive no special tax treatment, but are taxed pursuant to Section 83 of the Code. Under the provisions of that Section, if an option is granted to an employee in connection with the performance of services and has a "readily ascertainable fair market value" at the time of the grant, the employee will be deemed to have received compensation income in the year of grant in an amount equal to the excess of the fair market value of the option at the time of grant over the amount, if any, paid by the optionee for the option. However, a NQSO generally has "readily ascertainable fair market value" only when the option is actively traded on an established market and when certain stringent Code requirements are met.

If the option does not have a readily ascertainable fair market value at the time of the grant, the option is not included as compensation income at that time. Rather, the optionee realizes compensation income at the time the option is exercised. The amount of income realized is equal to the excess of the fair market value of the shares at the time the option is exercised over the sum of the exercise price plus the amount, if any, paid by the optionee for the option.

If a NQSO is exercised through payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received by the optionee exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time only in the amount of the fair market value of such excess shares, and the tax basis of such excess shares will be such fair market value.

Once a NQSO is subject to tax as compensation income, it is treated as an investment option or investment shares and becomes subject to the investment property rules. No gain or loss arises from the exercise of an option that was taxed at the time of grant. When the optionee disposes of the shares acquired pursuant to a NQSO, whether taxed at the time of grant or exercise, the optionee will recognize capital gain or loss equal to the difference between the amount of income realized for the shares and the optionee's basis in the shares.

Generally, the optionee's basis in the shares will be the exercise price plus the optionee's basis in the option. The optionee's basis in the option is equal to the sum of the compensation income realized at the time of grant or exercise, whichever is applicable, and the amount, if any, paid by the optionee for the option. In the compensatory option context, optionees normally pay nothing for the grant of the option so the basis in the option will usually be the amount of compensation income realized at the time of grant or exercise. Thus, the optionee's basis in the shares will usually be equal to the exercise price of the option plus the amount of compensation income realized by the optionee at the time of grant or exercise. The capital gain or loss will be short-term if the shares are disposed of within one year after the option is granted or exercised (depending on which event caused the shares to be included as compensation income), and long-term if the shares are disposed of more than one year after the option is granted or exercised, whichever is applicable.

If a NQSO is taxed at the time of grant and expires or lapses without being exercised, it is treated in the same manner as the lapse of an investment option. The lapse is deemed to be a sale or exchange of the option on the day the option expires and the amount of income realized is zero. The optionee recognizes a capital loss in the amount of the optionee's basis (compensation income realized at the time of the grant plus the amount, if any, paid by the optionee for the option) in the option at the time of the lapse. The loss is short-term or long-term, depending on the optionee's holding period in the option.

If a NQSO is not taxed at the time of grant and expires without being exercised, the optionee will have no tax consequences unless the optionee paid for the option. In such case, the optionee would recognize a loss in the amount of the price paid by the optionee for the option.

The Company is entitled to a deductible compensation expense in an amount equivalent to the amount included as compensation income to the optionee. This deduction is allowed in VCS's taxable year in which the income is included as compensation to the optionee. The Company is only entitled to this deduction if the Company deducts and withholds upon the amount included in an employee's compensation.

The preceding discussion is based upon federal tax laws and regulations in effect on the date of this Proxy Statement, which are subject to change, and upon an interpretation of the relevant sections of the Code, their legislative histories and the income tax regulations which interpret similar provisions of the Code. Furthermore, the foregoing is only a general discussion of the federal income tax aspects of the 1992 Plan and does not purport to be a complete description of all federal income tax aspects of the 1992 Plan. Optionees may also be subject to state and local taxes in connection with the grant or exercise of options granted under the 1992 Plan and the sale or other disposition of shares acquired upon exercise of the options. Each employee receiving a grant of options should consult with his or her personal tax advisor regarding federal, state and local tax consequences of participating in the 1992 Plan.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

BDO Seidman, independent certified public accountants, has been selected by the Board of Directors of the Company as auditors of the Company for its fiscal year ended December 31, 1996. BDO Seidman also served as auditor of the Company for its fiscal year ended December 31, 1995.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996.

The Company believes that one or more representatives from BDO Seidman will be present at the Annual Meeting of Stockholders with the opportunity to make statements, if they so desire. The Company expects that these representatives will also be available to respond to appropriate questions from the floor at the Annual Meeting of Stockholders.

Ernst & Young served as independent accountant for the Company for the years ended December 31, 1993 and 1992. On August 15, 1994, the Company's Board of Directors, in connection with the change in control of the Company, selected BDO Seidman to serve as its independent accountant with respect to the year ending December 31, 1994. The Board of Directors failure to select Ernst & Young as the Company's independent accountants constitutes their being "dismissed" as such term is used in Item 304 of Regulation S-B, under the Securities Act of 1933, as amended.

Ernst & Young's reports on the Company's financial statements for the years ended December 31, 1993 and 1992, did not contain an adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. Ernst & Young's reports for 1993 and 1992, however, did disclose the uncertainty surrounding the Company's continuation as a going concern. The Company has not had any disagreement with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its report.


                             STOCKHOLDER PROPOSALS

Stockholders desiring to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to its 1997 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by November 29, 1996.


                                 OTHER MATTERS

The Board of Directors is not aware of any matter to be presented at the meeting other than the matters referred to above and does not intend to bring any other matters before the meeting. However, if other matters not now known properly come before the meeting, the persons named in the enclosed form of proxy will vote such proxy at their discretion and in accordance with their best judgment on such matters.

                                    GENERAL

The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by the Company.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by directors, officers and other employees of the Company who will not receive additional compensation for such services. The services of Corporate Investor Communications, Inc. also have been engaged to assist in the proxy solicitation at a fee estimated to be $2,500. The Company will also request brokerage houses, nominees, custodians, and other fiduciaries to forward soliciting materials to the beneficial owners of shares held of record by them, and the Company will reimburse such persons for their reasonable expenses in connection therewith.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT NOT INCLUDING EXHIBITS, SHALL BE FURNISHED, WITHOUT CHARGE, TO EACH HOLDER OF SHARES OF COMMON STOCK OF THE COMPANY ENTITLED TO VOTE AT THE ANNUAL MEETING UPON RECEIPT OF A WRITTEN REQUEST OF SUCH PERSON ADDRESSES TO THE ATTENTION OF KIM S. TERRY, CORPORATE SECRETARY, AT VOICE CONTROL SYSTEMS, INC., 14140 MIDWAY ROAD, DALLAS, TEXAS 75244. COPIES OF ANY EXHIBIT TO THE FORM 10-KSB WILL BE FURNISHED UPON THE PAYMENT OF A REASONABLE FEE. THE FINANCIAL STATEMENTS AND MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS INCLUDED IN THE 1995 ANNUAL REPORT ARE INCORPORATED HEREIN BY REFERENCE.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                             By order of the Board of Directors

                                             Kim S. Terry
                                             Corporate Secretary

Dallas, Texas
March 29, 1996

                                   EXHIBIT A

                          VOICE CONTROL SYSTEMS, INC.
                             1992 STOCK OPTION PLAN


I. PURPOSE. This 1992 Stock Option Plan ("Plan") is intended to provide incentives for selected persons and to advance the interests of Scott Instruments Corporation, a Delaware corporation (the "Company") and its investors and shareholders, by permitting the Company to grant options to purchase certain of its shares of Common Stock, $.01 par value per share.

II.        DEFINITIONS.   The following terms shall have the meanings ascribed
to them below:

           A.    "Board" means the Board of Directors of the Company.

           B.    "Common Stock" means the Company's $.01 par value Common
Stock.

           C.    "Company" means Voice Control Systems, Inc., a Delaware
Corporation.

           D. "Date of Approval" means the date this Plan is first approved by the Shareholders. Such date of approval shall occur within 12 months before or after the date this Plan is adopted by the Board.

           E. "Date of Grant" means the date on which an Option is granted under this Plan.

           F. "Expiration Date" means the date by which an Option must be exercised or all rights to exercise such Option shall expire.

           G.    "ISO" means incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended.

           H.    "NQSO" means non-qualified stock options.

           I.    "Option" means an option granted under this Plan.

           J. "Option Agreement" means the agreement which must be entered into between the Optionee and the Company upon the grant of an Option by the Company to the Optionee.

           K. "Optionee" means an employee, officer, director, consultant or independent contractor of the Company to whom an option, which has not expired, has been granted under this Plan, and any persons or entities entitled to exercise an Option pursuant to Section 17 below.

           L. "Option Price" means the price per share of Common Stock which the Optionee must pay to the Company upon any exercise of any Option, determined pursuant to Section 10 of the Plan.

           M. "Shareholders" means the holders at any point in time of the outstanding shares of the Company's voting stock.

III. TYPES OF OPTIONS. Options granted under this Plan may be either ISOs or NQSOs, as designated at the time of grant.

IV. STOCK SUBJECT TO PLAN. Only Common Stock shall be subject to the Options. The aggregate number of shares of Common Stock which may be issued pursuant to Options shall not exceed 600,000 shares, subject to adjustment under the terms of Section 21 below. The shares of Common Stock issuable upon exercise of any Option shall be either shares authorized but unissued by the Company or shares issued and reacquired by the Company. At all times during the term of this Plan and prior to the Expiration Date of any Options, the Company shall reserve and keep available such number of shares of its Common Stock as shall be sufficient for the requirements of this Plan and of any Options. If any Option shall expire, terminate or be surrendered without having been exercised in full, the unpurchased shares subject to such Option shall again be available for the purposes of this Plan.

V. ELIGIBILITY AND PARTICIPATION. Options may be granted only to such employees, officers, directors, consultants and independent contractors of the Company or any subsidiary of the Company as the Board shall select from time to time in its sole discretion, provided that only employees of the Company who do not own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation shall be eligible to receive ISOs. An Optionee may be granted more than one Option under this Plan.

VI. LIMITATIONS. The aggregate fair market value of stock (determined as of the time an option is granted) with respect to which options are exercisable for the first time by an employee during any calendar year (under this Plan or under any other ISO or NQSO plan of the Company or its subsidiaries) shall not exceed $100,000. This paragraph shall be applied by taking options into account in the order in which they are granted.

VII. EFFECTIVE DATE AND APPROVAL OF PLAN. No Option shall be granted pursuant to this Plan prior to the Date of Approval and this plan shall become effective only upon the Date of Approval. All Options under this Plan must be granted within 10 years from the Date of Approval.

VIII. OPTION GRANT AND AGREEMENT. The Board shall determine whether each option is to be an ISO or an NQSO, the number of shares of the Common Stock for which the Option shall be granted, the exercise price of the Option, the periods during which the Option may be exercised, and all other terms and conditions of the Option pursuant to this Plan. Each Option granted under this Plan shall be evidenced by a written Option Agreement dated as of the Date of Grant and executed by the Company and the Optionee. Each Option Agreement shall set forth such terms and conditions as may be determined by the Board and as are consistent with the Plan. Unless otherwise determined by the Board, the Company shall require no monetary consideration from an Optionee in exchange for the grant of an Option.

IX. PERIOD FOR EXERCISE OF OPTIONS. The Option Agreement shall state the date on which each Option, and all rights under such Option, shall become exercisable and shall expire. All Options granted under this Plan shall vest and shall become exercisable in accordance with Section 12 of the Plan. &The
Expiration Date shall be up to ten (10) years from the Date of Grant.   Options
shall be subject to early termination as provided by this Plan and the Option Agreements.

X.         OPTION PRICE.  The Option Agreement shall state the Option Price.
The Option Price shall be the fair market value of the Common Stock which shall be equal to the quoted closing bid price of the Common Stock on the Date of Grant. If the Common Stock did not trade on the Date of Grant the Option Price shall be equal to the closing bid price on the. last business day prior to the Date of Grant on which the Common Stock traded. If no quoted closing bid price is available as to the Common Stock, the fair market value shall be determined in good faith by the Board of Directors on the Date of Grant.

XI.        NON-TRANSFERABILITY OF OPTION.

           a. No option shall be transferable or assignable in any way by an Optionee, otherwise than by will or by the laws of descent and distribution. Each Option shall be exercisable only by the Optionee or by his heirs or legal. representatives. No Option may be pledged or hypothecated in any way or subjected to execution, attachment, or similar process.

           b. Each Option is subject to the provisions, of this Section regardless of any community property interest of any spouse of the Optionee in the Option, or such spouse's successor in interest. In the event that any spouse of the Optionee shall have acquired a community property interest in such Option, the Optionee or his successor shall have the sole authority and discretion to exercise the Option on behalf of the spouse of the Optionee or such spouse's successors in interest.

XII.       EXERCISE OF OPTION.

           a. Each Option shall be exercisable as to 25% thereof on and after the first anniversary of the Date of Grant, as to an additional 25% thereof on and after the second anniversary of the Date of Grant, as to an additional 25% thereof on and after the third anniversary of the Date of Grant and as to any remaining unexercised balance on and after the fourth anniversary of the Date of Grant and prior to the Expiration Date, unless earlier terminated in accordance with the provisions of this Plan or the Option Agreement under which such Option is granted. However, the Board may, by the provisions of the Option Agreement, define or limit the number of shares purchasable under the Option to or in any period or periods of time following the first anniversary of the Date of Grant.

           b. The Option shall be. exercised by the Optionee by giving written notice to the Secretary of the Company specifying the number of shares to be purchased and accompanied by payment of the full Option Price of the shares in whatever manner the Board authorizes.

           c. within a reasonable period after receipt by the secretary of the Company of notice and payment, the Company shall issue the shares purchased in the name of the Optionee and deliver the certificates evidencing the shares; provided, however, that the Company shall not issue the shares unless and until the Company effects or obtains the satisfaction of withholding tax or other withholding liabilities, or the listing, registration, or qualifications of any shares upon. any securities exchange or under any state or federal law, or the consent or approval of any regulatory body, which the Company, in its discretion, deems necessary or desirable.

XIII. INVESTMENT PURPOSE. Each Option under the Plan shall be granted on the condition that the purchases of shares shall be for investment purposes, and not with a view to, resale or distribution except that in the event the stock subject to such Option is registered under the Securities Act of 1923, as amended, or in the. event a resale of such stock without such registration would otherwise be permissible. Such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the Securities Act of 1933, is amended, or any other applicable law, regulation, or rule of any governmental agency.

XIV. RESTRICTIVE LEGEND. A restrictive legend shall be placed on each certificate of stock issued pursuant to the exercise of an Option if the securities are unregistered, setting forth the unregistered nature of the securities, and the restrictions upon repurchase or resale of such securities as provided in this Plan, the By-Laws or Certificate if Incorporation of the Company, the Option Agreements, or any other document or agreement pertaining to the shares.

XV. VESTING OF SHAREHOLDER RIGHTS. No Optionee shall have any of the rights of a Shareholder until the certificates evidencing the shares purchased are properly delivered to the Optionee. No adjustment shall be made for any type of dividend or distribution or right for which the record. date is prior to the date the shares are delivered, except as provided in this Plan.

XVI. CONTINUATION OF SERVICES. The granting of an Option to an Optionee does not alter in any way the Company's or Shareholders' existing rights to remove such Optionee from the Board (if applicable), terminate the employment of the Optionee (if applicable) or terminate the Company's use of the Optionee's services in any other manner, nor does it confer upon any such Optionee any rights or privileges, except as specifically provided in this Plan.

XVII       EARLY TERMINATION OF OPTIONS:  DEATH OR DISABILITY OF OPTIONEE.

           a. If an Optionee leaves the Board or the employ of the Company or ceases to work as a consultant or independent contractor due to death or disability with an outstanding Option, his Option privileges shall be limited to the shares which were immediately purchasable by him on the date he left the Board or the employ of the Company or ceased to work as a consultant or independent contractor. Such Option privileges shall expire unless exercised by the Optionee, or by the executor or administrator of the Optionee's estate or the person or persons to whom the Option has been-validly transferred by the executor or administrator pursuant to will or laws of descent and distribution, within twelve (12) months after the date the Optionee left the Board or the employ of the Company or ceased to work as a consultant or independent contractor or Within the remaining term of the Option, whichever is less.

           b. Any person or entity succeeding to the right to exercise an Option pursuant to this Section 17 shall be bound by all of the Provisions of this Plan and the relevant Option Agreement as an Optionee.

XVIII.     EARLY TERMINATION OF OPTIONS: OTHER.  If an Optionee leaves the
Board or the employ of the Company or ceases to work as a consultant or independent contractor for the Company for other than (i) cause (see Section 23 of this Plan) or (ii) death or disability (see Section 17 of this Plan) with an outstanding Option, his Option privileges shall be limited to the shares which were immediately purchasable by him on the date he left the Board or the employ of the Company or ceased to work as a consultant or independent contractor for the Company. Such Option privileges shall expire unless exercised by the Optionee within three (3) months after the date the Optionee left the Board or the employ of the Company or ceased to work as a consultant or independent contractor for the Company or within the remaining term of the Option, whichever is less.

XIX. RESTRICTIONS. The shares acquired pursuant to the exercise of an Option shall be subject to any further. restrictions as the Board may determine.

XX.        ADMINISTRATION OF PLAN AND ADDITIONAL TERMS AND CONDITIONS OF
OPTIONS.

           a. This Plan shall be administered by the Board or, to the extent authorized by a resolution of the Board, the Compensation Committee of the Board. Acts approved, or reduced to writing, by a majority of the Board shall be valid acts.

           b. The Board shall have full and final authority, in its sole discretion, subject to the provisions of this Plan, to:

                 (i) construe and interpret this Plan;

                 (ii) determine the terms and provisions of the respective Option Agreements, which need not be identical, including, without limitation, terms covering the payment of the Option Price and the periods and number of shares as to and during which Options may be exercised;

                 (iii) delegate any of its duties to the Compensation Committee of the Board; and

                 (iv) make all other determinations under this Plan which determinations shall be conclusively binding for all purposes upon all persons interested in this Plan.

           c. All terms and conditions of any Option which are not specified in the text of this Plan shall be stated in the Option Agreement and shall not conflict with the provisions of this Plan nor require shareholder approval as a modification or amendment of this Plan.

XXI.       ADJUSTMENTS.

           a. In the event that the issued and outstanding shares of the Common Stock are increased, decreased, changed into, or exchanged for, a different number or kind of shares or other securities of the Company or of another corporation, by reason of recapitalization, reclassification, merger, consolidation, stock split, or combination of shares, appropriate adjustment shall be made by the Hoard in the number and kind of shares available for purchase under outstanding Options. such adjustment in outstanding Options shall be made with an adjustment in the Option Price and the number of shares subject to Option, but without change in the total Option Price.

           b. In the event of the dissolution of the Company, all outstanding Options shall terminate as of a date to be fixed by the Board, provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Option as to all or part of the shares subject to the Option including shares as to which such Option would not otherwise be exercisable by reason of an insufficient lapse of time.

           c. Adjustments and determinations under this paragraph 21 shall be made by the Board and shall be final, binding and conclusive on all interested persons.

XXII. NOTICE OF DISPOSITION OF SHARES. Each Optionee shall agree pursuant to an Option Agreement to promptly notify the Company of any disposition, sale, exchange, gift or transfer of legal title of the shares acquired by the Optionee pursuant to an Option, and of any other event which, to the Optionee's knowledge, requires the Optionee to include in his gross income any amount in connection with the Option or any Option Shares.

XXIII.     FORFEITURE OF OPTIONS AND OPTION SHARES.   The Option Agreements
shall state the circumstances under which an Option and shares acquired pursuant to such Option shall be forfeitable. At the discretion of the Board, the Option Agreements may provide that an Optionee shall forfeit Options and/or surrender shares acquired pursuant to an Option, with or without consideration, automatically if, in the opinion of the Board, the Optionee has taken action adverse to the Company's interests, including but not limited to, the following:

           a. The Optionee performs services, without the Board's consent, for another person or entity engaged in a business which competes, indirectly or directly, with the Company, at any time within a period of time determined by the Board;

           b. The Optionee breaches any written agreement existing between the Company and the Optionee and fails to remedy such breach within a period of time determined by the Board;

           c. The Optionee discloses confidential information received from the Company to unauthorized parties;

           d. The Optionee engages in a business in direct or indirect competition with the Company within a period of time determined by the Board; or

           e. The Optionee takes any action causing him to be removed from the Board for cause.

XXIV. AMENDMENT, SUSPENSION AND TERMINATION OF PLAN. The Board may at any time suspend or terminate this Plan or may amend it from time to time in such respects as the Board may deem advisable in order that the Options may. conform to any changes in the law or in any. other respect which the Board may deem to be in the best interests of the Company; provided, however, no amendment, suspension or termination shall, without an Optionee's consent, alter or impair any of the rights or obligations under any Option previously granted to the Optionee under this Plan.

XXV. APPLICABLE LAW. This Plan shall be construed and interpreted in accordance with the laws of the State of Delaware.

                         VOICE CONTROL SYSTEMS, INC.


                              14140 Midway Road
                               Dallas, Tx 75244


   Proxy for the Annual Meeting of Stockholders to be held on May 6, 1996


         This proxy is solicited on behalf of the Board of Directors


     The undersigned hereby appoints Peter J. Foster and Kim S. Terry, or any one of them, to act as proxy or proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders (the "Meeting") of Voice Control Systems, Inc., a Delaware corporation (the "Company"), on May 6, 1996 at 10:00 a.m., or at any adjournment or adjournments thereof, the manner designated on the reverse side, all of the shares of common stock $.01 par value per share ("Common Stock") of the Company that the undersigned would be entitled to vote if personally present.

                (Continued and to be signed on the other side)


                             FOLD AND DETACH HERE

                                                             Please Mark     [X]
                                                             your votes as
                                                             indicated in
                                                             this example

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

1. To elect five (5) directors to serve for a term of one year and until their successors shall have been duly elected and qualified.

                    VOTE FOR all             WITHHOLD
                  nominees listed           AUTHORITY
                 (except as marked       to vote for all
                  to the contrary)       nominees listed
                       [ ]                     [ ]

NOMINEES: Peter J. Foster, Melvyn J. Goodman, John Lucas-Tooth, Neal J. Robinson, John B. Torkelsen.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write such nominee's name in the space provided below.)

- -------------------------------------------------------------------------------

2. For the proposal to increase the number of shares of common stock reserved for issuance upon the exercise of options granted under VCS's 1992 Stock Option Plan from 600,000 to 900,000 shares.

                FOR             AGAINST         ABSTAIN
                [ ]               [ ]             [ ]

3. To ratify the appointment of BDO Seidman as the independent accountants for the Company and its subsidiaries for the fiscal year ending December 31, 1996.

                FOR             AGAINST         ABSTAIN
                [ ]               [ ]             [ ]


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.


The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or any of them or their substitutes, may lawfully do or cause to be done by virtue thereof. A majority of said proxies or their substitutes who shall be present and act at the Meeting, or if only one is present and acts then that one shall have and may exercise all of the powers hereby granted to such proxies. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement both dated March 29, 1996 and a copy of the Company's Annual Report for the fiscal year ended December 31, 1995.



Signature                            Signature                     Date
         ----------------------------         ---------------------    ---------

NOTE: Your signature must appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal afforded.
 .

                             FOLD AND DETACH HERE